UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported) June 30, 2022

AMCON DISTRIBUTING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7405 Irvington Road, Omaha NE 68122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 402-331-3727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFO 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2022, AMCON Distributing Company (the "Company") amended its revolving credit facility (the “Facility”) with Bank of America, N.A. and BMO Harris Bank N.A. (“BMO”). The amendment, among other things, increases the aggregate principal amount available under the Facility from $110.0 million to $150.0 million, extends the maturity date from March 20, 2025 to June 30, 2027, adds certain of the Company's subsidiaries as borrowers, and provides that certain real estate properties can be included as eligible borrowing collateral under the Facility.

The foregoing description of the Facility amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Facility amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On July 1, 2022, in connection with entering into the Facility amendment described under Item 1.01 above, the Company’s existing real estate promissory notes and security agreement with BMO or its predecessors were terminated. The Company's real properties that were subject to the foregoing terminated agreements are now collateral under the Facility described above.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference as if fully set forth herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated herein by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Seventh Amendment to Second Amended and Restated Loan and Security Agreement, dated June 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY
(Registrant)

Date: July 6, 2022	/s/ Charles J. Schmaderer

	Name:	Charles J. Schmaderer
	Title:	Vice President, Chief Financial Officer and Secretary